FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS	12 Months Ended
Aug. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS [Text Block]

17. FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS

i) Fair value of financial instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly fashion between market participants. The Company records certain financial instruments at fair value. The Company's financial instruments include cash, short-term investments (including marketable securities), accounts receivable, loan receivable, accounts payable and accrued liabilities, long-term debt, and contingent share consideration.

Fair value measurements are categorized into Level 1, 2 or 3 based on the degree to which the inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

• Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the entity can access at the measurement date;

• Level 2 inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and

• Level 3 inputs are unobservable inputs for the asset or liability.

The fair value of cash, short-term investments, accounts receivable, loan receivable, accounts payable and accrued liabilities approximate their carrying amounts due to their short-term nature. The fair value of marketable securities is based on quoted prices in active markets and is reflected in the carrying value of these financial assets. The fair value of long-term debt approximates $115,389 based on the face value of debt outstanding, which carries a floating interest rate.

The fair value of the contingent share consideration is primarily based on Level 3 unobservable inputs. The determination of the fair value of this liability is primarily driven by the Company's expectations of the investment in associate achieving certain milestones. The expected milestones were assigned probabilities and the expected related cash flows were discounted to derive the fair value of the contingent consideration. At August 31, 2020, the probability of achieving the milestones was estimated to be 68% and the discount rate was estimated to be 20%. If the probabilities of achieving the milestones increased or decreased by 10%, the estimated fair value of the contingent share consideration would increase or decrease by approximately $33. If the discount rates increased or decreased by 5%, the estimated fair value of contingent consideration would decrease or increase, respectively, by approximately $12.

During the period, there were no transfers of amounts between Levels 1, 2 and 3.

ii) Financial risk factors

The Company is exposed to various risks through its financial instruments, as follows:

(i) Credit risk arises from deposits with banks, short-term investments (excluding investments in equity securities), outstanding trade and loan receivables, and restricted investments. For trade receivables, the Company does not hold any collateral as security but mitigates this risk by dealing only with what management believes to be financially sound counterparties and, accordingly, does not anticipate significant loss for non-performance. For other receivables, out of the normal course of business such as the loan receivable, management generally obtains guarantees and general security agreements. The maximum exposure to credit risk of cash, short-term investments, accounts receivable, loans receivable, and restricted investment on the statement of financial position at August 31, 2020 approximates $99,736 (August 31, 2019 - $65,385).

As of August 31, 2020, the Company's aging of trade receivables was as follows:

	AUGUST 31, 2020	AUGUST 31, 2019
0-60 days	$11,023	$11,748
61-120 days	73	152
Gross trade receivables	$11,096	$11,900
Less: Provision for doubtful accounts	(13)	(268)
	$11,083	$11,632

(ii) Liquidity risk - The Company's liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company manages its liquidity risk by reviewing on an ongoing basis its capital requirements. At August 31, 2020, the Company had $24,600 (August 31, 2019 - $47,555) of cash and working capital of $141,123 (August 31, 2019 - $152,417). Further, the Company may further consider accessing equity capital through the capital markets.

The Company is obligated to the following contractual maturities relating to their undiscounted cash flows:

	Carrying Amount	Contractual Cash Flows	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years

Accounts payable and accrued liabilities	$17,486	$17,486	$17,486	$—	$—	—
Long-term debt	115,266	115,388	11,605	103,660	123	—
Interest payments	—	7,729	4,682	3,047	—	—
	$132,752	$140,603	$33,773	$106,707	$123	$—

The contractual maturities noted above are based on contractual due dates of the respective financial liabilities.

In connection with the Company's Moncton Campus expansion plans, the Company is contractually committed to approximately $1,600 of capital expenditures.

(iii) Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk for the Company comprises of:

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is exposed to interest rate risk at August 31, 2020 pursuant to the variable rate loans described in Note 11. A 1% change in benchmark interest rates will increase or decrease the Company's interest expense by $1,150 (August 31, 2019 - $500) per year.